November 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, among Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of November 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION: November 1, 2005

         CUT-OFF DATE: November 1, 2005

         NEW OWNER: HSBC Bank USA, National Association, as trustee for the Structured Asset Securities Corporation, Series 2005-22
         Certificateholders

         MASTER SERVICER: Aurora Loan Services LLC

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2006, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-22 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor"), Wells Fargo Bank, National Association (the "Securities Administrator") or HSBC Bank USA, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                     LEHMAN BROTHERS HOLDINGS INC., as Owner


                                           By:___________________________
                                           Name:  Ellen Kiernan
                                           Title:  Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:_______________________________
Name:  Cary Adams
Title: Senior Vice President

                                    EXHIBIT A

                              Assignment Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195


Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through
    Certificates, Series 2005-22
    --------------------------------------------------------------------

Reference is made to the Transfer Notice, dated as of August 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to HSBC Bank USA, National Association, as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                        COLONIAL SAVINGS, F.A.

                                        Name:  ____________________________
                                        Title: ____________________________
                                        Date:  ____________________________

                                    EXHIBIT C

                               Servicing Agreement

                                See Exhibit 99.4

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                      Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                      Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                      Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                          .00 IF PAIDOFF

                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                   FORMAT                                                        DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage             NUMBER(6,5)                                                   The percent of coverage provided by the
                                                                                           PMI company in the event of loss on a
                                                                                           defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date   DATE(MM/DD/YYYY)                                              Actual date that the claim was submitted
                                                                                           to the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date DATE(MM/DD/YYYY)                                              Actual date that the bankruptcy petition
                                                                                           is filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed NUMBER(15,2)                                                  The amount of the claim that was filed by
                                                                                           the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date        DATE(MM/DD/YYYY)                                              Actual date that the Discharge Order is
                                                                                           entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date              DATE(MM/DD/YYYY)                                              Actual due date of the next outstanding
                                                                                           payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete     DATE(MM/DD/YYYY)                                              Actual date that the eviction proceedings
date                                                                                       are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date   DATE(MM/DD/YYYY)                                              Actual date that the eviction proceedings
                                                                                           are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date      DATE(MM/DD/YYYY)                                              Actual date that foreclosure counsel
                                                                                           filed the first legal action as defined
                                                                                           by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date   DATE(MM/DD/YYYY)                                              Actual date that the foreclosure
                                                                                           redemption period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter           VARCHAR2(2)   7= Chapter 7 filed    11= Chapter 11 filed      Chapter of bankruptcy filed.
                                          12= Chapter 12 filed   13= Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag              VARCHAR2(2)   Y=Active Bankruptcy  N=No Active Bankruptcy     Servicer defined indicator that
                                                                                           identifies that the property is an asset
                                                                                           in an active bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number       VARCHAR2(15)                                                  The court assigned case number of the
                                                                                           bankruptcy filed by a party with interest
                                                                                           in the property.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid         NUMBER(15,2)                                                        The amount paid to the servicer by
                                                                                                 the PMI company as a result of
                                                                                                 submitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received      DATE(MM/DD/YYYY)                                                    Actual date that funds were
date                                                                                             received from the PMI company as a
                                                                                                 result of transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount          NUMBER(10,2)                                                        Current unpaid principal balance of
                                                                                                 the loan as of the date of
                                                                                                 reporting to Aurora Master
                                                                                                 Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled       DATE(MM/DD/YYYY)                                                    Date that the foreclosure sale is
                                                                                                 scheduled to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal        DATE(MM/DD/YYYY)                                                    Actual date that the dismissal or
granted                                                                                          relief from stay order is entered
                                                                                                 by the bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted      DATE(MM/DD/YYYY)                                                    Actual date of acceptance of an
                                                                                                 REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received      DATE(MM/DD/YYYY)                                                    Actual date of receipt of an REO
                                                                                                 offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value            NUMBER(10,2)                                                        Value obtained typically from a BPO
                                                                                                 prior to foreclosure referral not
                                                                                                 related to loss mitigation
                                                                                                 activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source     VARCHAR2(15)  BPO= Broker's Price Opinion  Appraisal=Appraisal      Name of vendor or management
                                                                                                 company that provided the
                                                                                                 delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date       DATE(MM/DD/YYYY)                                                    Date that the delinquency valuation
                                                                                                 amount was completed by vendor or
                                                                                                 property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag             VARCHAR2(2)   Y= 90+ delinq. Not in FC, Bky or Loss mit             Servicer defined indicator that
                                           N=Less than 90 days delinquent                        identifies that the loan is
                                                                                                 delinquent but is not involved in
                                                                                                 loss mitigation, foreclosure,
                                                                                                 bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag             VARCHAR2(2)   Y=Active foreclosure  N=No active foreclosure         Servicer defined indicator that
                                                                                                 identifies that the loan is
                                                                                                 involved in foreclosure
                                                                                                 proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance    NUMBER(10,2)                                                        Total of all cumulative expenses
                                                                                                 advanced by the servicer for
                                                                                                 non-escrow expenses such as but not
                                                                                                 limited to: FC fees and costs,
                                                                                                 bankruptcy fees and costs, property
                                                                                                 preservation and property
                                                                                                 inspections.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-2

------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney         DATE(MM/DD/YYYY)                                                    Actual date that the loan was
referral date                                                                                    referred to local counsel to begin
                                                                                                 foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        NUMBER(15,2)                                                        Value obtained during the
amount                                                                                           foreclosure process. Usually as a
                                                                                                 result of a BPO and typically used
                                                                                                 to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date   DATE(MM/DD/YYYY)                                                    Date that foreclosure valuation
                                                                                                 amount was completed by vendor or
                                                                                                 property management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        VARCHAR2(80)  BPO= Broker's Price Opinion   Appraisal=Appraisal     Name of vendor or management
source                                                                                           company that provided the
                                                                                                 foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted       DATE(MM/DD/YYYY)                                                    Actual date that the FHA 27011A
date                                                                                             claim was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted      DATE(MM/DD/YYYY)                                                    Actual date that the FHA 27011B
date                                                                                             claim was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number      VARCHAR2(15)                                                        Number that is assigned
                                                                                                 individually to the loan by either
                                                                                                 HUD or VA at the time of
                                                                                                 origination. The number is located
                                                                                                 on the Loan Guarantee Certificate
                                                                                                 (LGC) or the Mortgage Insurance
                                                                                                 Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received    DATE(MM/DD/YYYY)                                                    Actual date that funds were
date                                                                                             received from HUD as a result of
                                                                                                 transmitting the 27011A claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale      DATE(MM/DD/YYYY)                                                    Actual date that the foreclosure
date                                                                                             sale was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number         VARCHAR2(15)                                                        Individual number that uniquely
                                                                                                 identifies loan as defined by
                                                                                                 servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type                    VARCHAR2(2)   1=FHA Residential       2=VA Residential              Type of loan being serviced
                                           3=Conventional w/o PMI  4=Commercial                  generally defined by the existence
                                           5=FHA Project           6=Conventional w/PMI          of certain types of insurance. (ie:
                                           7=HUD 235/265           8=Daily Simple Interest Loan  FHA, VA, conventional insured,
                                           9=Farm Loan             U=Unknown                     conventional uninsured, SBA, etc.)
                                           S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date       DATE(MM/DD/YYYY)                                                    The date determined that the
                                                                                                 servicer and mortgagor agree to
                                                                                                 pursue a defined loss mitigation
                                                                                                 alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-3

------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag                VARCHAR2(2) Y= Active loss mitigation  N=No active loss mitigation  Servicer defined indicator that identifies that the loan is
                                                                                                 involved in completing a loss
                                                                                                 mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date        DATE(MM/DD/YYYY)                                                    The date that the mortgagor is
                                                                                                 denied loss mitigation alternatives
                                                                                                 or the date that the loss
                                                                                                 mitigation alternative is completed
                                                                                                 resulting in a current or
                                                                                                 liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type                VARCHAR2(2) L= Loss Mitigation              LT=Litigation pending   The defined loss mitigation
                                         NP=Pending non-performing sale  CH= Charge off          alternative identified on the loss
                                         DI= Deed in lieu                FB= Forbearance plan    mit approval date.
                                         MO=Modification                 PC=Partial claim
                                         SH=Short sale                   VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value               NUMBER(10,2)                                                        Value obtained typically from a BPO
                                                                                                 prior to foreclosure sale intended
                                                                                                 to aid in the completion of loss
                                                                                                 mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date          DATE(MM/DD/YYYY)                                                    Name of vendor or management
                                                                                                 company that provided the loss
                                                                                                 mitigation valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value source        VARCHAR2(15) BPO= Broker's Price Opinion    Appraisal=Appraisal     Date that the lost mitigation
                                                                                                 valuation amount was completed by
                                                                                                 vendor or property management
                                                                                                 company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number        VARCHAR2(15)                                                        A number that is assigned
                                                                                                 individually to the loan by the PMI
                                                                                                 company at the time of origination.
                                                                                                 Similar to the VA LGC/FHA Case
                                                                                                 Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                    NUMBER(7,7)                                                         The current premium paid to the PMI
                                                                                                 company for Lender Paid Mortgage
                                                                                                 Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status             VARCHAR2(1)  O=Owner occupied      T=Tenant occupied                The most recent status of the
                                          U=Unknown             V=Vacant                         property regarding who if anyone is
                                                                                                 occupying the property. Typically a
                                                                                                 result of a routine property
                                                                                                 inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/          DATE(MM/DD/YYYY)                                                    The date that the most recent
Occupancy status date                                                                            occupancy status was determined.
                                                                                                 Typically the date of the most
                                                                                                 recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan amount         NUMBER(10,2)                                                        Amount of the contractual
                                                                                                 obligations (ie: note and
                                                                                                 mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-4

------------------------------------------------------------------------------------------------------------------------------------
Original value amount        NUMBER(10,2)                                                        Appraised value of property as of
                                                                                                 origination typically determined
                                                                                                 through the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date             DATE(MM/DD/YYYY)                                                    Date that the contractual
                                                                                                 obligations (ie: note and
                                                                                                 mortgage/deed of trust) of the
                                                                                                 mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received    DATE(MM/DD/YYYY)                                                    Actual date that funds were
date                                                                                             received from HUD as a result of
                                                                                                 transmitting the 27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date       DATE(MM/DD/YYYY)                                                    The post petition due date of a
                                                                                                 loan involved in a chapter 13
                                                                                                 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition           VARCHAR2(2)        1= Excellent     2=Good                          Physical condition of the property
                                                3=Average        4=Fair                          as most recently reported to the
                                                5=Poor           6=Very poor                     servicer by vendor or property
                                                                                                 management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type                VARCHAR2(2)        1=Single family         2=Town house             Type of property secured by
                             3=Condo            4=Multifamily           5=Other                  mortgage such as: single family,
                             6=Prefabricated    B=Commercial            C=Land only              2-4 unit, etc.
                             7=Mobile home      U=Unknown               D=Farm
                             A=Church           P=PUD                   R=Row house
                             O=Co-op            M=Manufactured housing  24= 2-4 family
                             CT=Condotel        MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default           VARCHAR2(3)
                             001=Death of principal mtgr         02=Illness of principal mtgr    Cause of delinquency as identified
                             003=Illness of mtgr's family member                                 by mortgagor.
                             004=Death of mtgr's family member   005=Marital difficulties
                             006=Curtailment of income           007=Excessive obligations
                             008=Abandonment of property         009=Distant employee transfer
                             011=Property problem                012=Inability to sell property
                             013=Inability to rent property      014=Military service
                             015=Other                           016=Unemployment
                             017=Business failure                019=Casualty loss
                             022=Energy-Environment costs        023= Servicing problems
                             026= Payment adjustment             027=Payment dispute
                             029=Transfer ownership pending      030=Fraud
                             031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value           NUMBER(10,2)                                                        The projected value of the property
                                                                                                 that is adjusted from the "as is"
                                                                                                 value assuming necessary repairs
                                                                                                 have been made to the property as
                                                                                                 determined by the vendor/property
                                                                                                 management company.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-5

------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    NUMBER(15,2)                                                        The most recent listing/pricing
amount                                                                                           amount as updated by the servicer
                                                                                                 for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    DATE(MM/DD/YYYY)                                                    The most recent date that the
date                                                                                             servicer advised the agent to make
                                                                                                 an adjustment to the REO listing
                                                                                                 price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)            NUMBER(10,2)                                                        The value of the property without
                                                                                                 making any repairs as determined by
                                                                                                 the vendor/property management
                                                                                                 company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date      DATE(MM/DD/YYYY)                                                    The actual date that the sale of
                                                                                                 the REO property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                     VARCHAR2(7)       Y=Active REO       N=No active REO                Servicer defined indicator that
                                                                                                 identifies that the property is now
                                                                                                 Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date       DATE(MM/DD/YYYY)                                                    The initial/first date that the
                                                                                                 property was listed with an agent
                                                                                                 as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price      NUMBER(15,2)                                                        The initial/first price that was
                                                                                                 used to list the property with an
                                                                                                 agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds       NUMBER(10,2)                                                        The actual REO sales price less
                                                                                                 closing costs paid. The net sales
                                                                                                 proceeds are identified within the
                                                                                                 HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price              NUMBER(10,2)                                                        Actual sales price agreed upon by
                                                                                                 both the purchaser and servicer as
                                                                                                 documented on the HUD1 settlement
                                                                                                 statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date     DATE(MM/DD/YYYY)                                                    The date that the sale of the REO
                                                                                                 property is scheduled to close
                                                                                                 escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date               DATE(MM/DD/YYYY)                                                    Date that the vendor or management
                                                                                                 company completed the valuation of
                                                                                                 the property resulting in the REO
                                                                                                 value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source             VARCHAR2(15)  BPO= Broker's Price Opinion   Appraisal=Appraisal     Name of vendor or management
                                                                                                 company that provided the REO value
                                                                                                 (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date         DATE(MM/DD/YYYY)                                                    The due date of the first scheduled
                                                                                                 payment due under a forbearance or
                                                                                                 repayment plan agreed to by both
                                                                                                 the mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-6

------------------------------------------------------------------------------------------------------------------------------------
Repay next due date          DATE(MM/DD/YYYY)                                                    The due date of the next
                                                                                                 outstanding payment due under a
                                                                                                 forbearance or repayment plan
                                                                                                 agreed to by both the mortgagor and
                                                                                                 servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                   DATE(MM/DD/YYYY)                                                    The servicer defined date upon
broken/reinstated/closed                                                                         which the servicer considers that
date                                                                                             the plan is no longer in effect as
                                                                                                 a result of plan completion or
                                                                                                 mortgagor's failure to remit
                                                                                                 payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date      DATE(MM/DD/YYYY)                                                    The date that both the mortgagor
                                                                                                 and servicer agree to the terms of
                                                                                                 a forbearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number              NUMBER(9)                                                           Individual number that uniquely
                                                                                                 identifies loan as defined by
                                                                                                 Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance       NUMBER(10,2)                                                        The positive or negative account
balance                                                                                          balance that is dedicated to
                                                                                                 payment of hazard insurance,
                                                                                                 property taxes, MI, etc. (escrow
                                                                                                 items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter        DATE(MM/DD/YYYY)                                                    The actual date that the title
received date                                                                                    approval was received as set forth
                                                                                                 in the HUD title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date    DATE(MM/DD/YYYY)                                                    The actual date that the title
                                                                                                 package was submitted to either HUD
                                                                                                 or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received      DATE(MM/DD/YYYY)                                                    The actual date that funds were
date                                                                                             received by the servicer from the
                                                                                                 VA for the expense claim submitted
                                                                                                 by the servicer.
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VA claim submitted date      DATE(MM/DD/YYYY)                                                    The actual date that the expense
                                                                                                 claim was submitted by the servicer
                                                                                                 to the VA.
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VA first funds received      NUMBER(15,2)                                                        The amount of funds received by the
amount                                                                                           servicer from VA as a result of the
                                                                                                 specified bid.
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VA first funds received      DATE(MM/DD/YYYY)                                                    The date that the funds from the
date                                                                                             specified bid were received by the
                                                                                                 servicer from the VA.
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VA NOE submitted date        DATE(MM/DD/YYYY)                                                    Actual date that the Notice of
                                                                                                 Election to Convey was submitted to
                                                                                                 the VA.
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Zip Code                     VARCHAR2(5)                                                         US postal zip code that corresponds
                                                                                                 to property location.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-7

------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status    VARCHAR2(3)           09=Forbearance          17=Preforeclosure sale         The code that is
code                       24=Drug seizure       26=Refinance            27=Assumption                  electronically reported to
                           28=Modification       29=Charge-off           30=Third-party sale            FNMA by the servicer that
                           31=Probate            32=Military indulgence  43=Foreclosure                 reflects the current
                           44=Deed-in-lieu       49=Assignment           61=Second lien considerations  defaulted status of a loan.
                           62=VA no-bid          63=VA Refund            64=VA Buydown                  (ie: 65, 67, 43 or 44)
                           65=Ch. 7 bankruptcy   66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason    VARCHAR2(3) 001=Death of principal mtgr  002=Illness of principal mtgr       The code that is
code                       003=Illness of mtgr's family member      004=Death of mtgr's family member   electronically reported to
                           005=Marital difficulties                 006=Curtailment of income           FNMA by the servicer that
                           007=Excessive obligations                008=Abandonment of property         describes the circumstance
                           009=Distant employee transfer            011=Property problem                that appears to be the
                           012=Inability to sell property           013=Inability to rent property      primary contributing factor
                           014=Military service                     015=Other                           to the delinquency.
                           016=Unemployment                         017=Business failure
                           019=Casualty loss                        022=Energy-Environment costs
                           023= Servicing problems                  026= Payment adjustment
                           027=Payment dispute                      029=Transfer ownership pending
                           030=Fraud                                031=Unable to contact borrower
                           INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance           NUMBER(10,2)                                                                 Money submitted to the
                                                                                                        servicer, credited to the
                                                                                                        mortgagor's account but not
                                                                                                        allocated to principal,
                                                                                                        interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance  NUMBER(10,2)                                                                 Money held in escrow by the
                                                                                                        mortgage company through
                                                                                                        completion of repairs to
                                                                                                        property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number            NUMBER (10,2)                                                                Unique number assigned to a
                                                                                                        group of loans in the
                                                                                                        servicing system.
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

                                     D-2-8